SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2002

                                 e.Deal.net,Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


Nevada                                333-52040                    98-0195748
------                                ---------                    ----------
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                        Identification Number)

1628 West 1st Ave, Suite 214, Vancouver, British Columbia              V6J 1G1
----------------------------------------------------------             -------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (604) 659-5024


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

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ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

Effective July 30, 2002, e.deal.net, Inc., a Nevada corporation (the "Company"), dismissed Berenfeld, Spritzer, Shechter, & Sheer ("Berenfeld"), as the Company's independent accountants and engaged Clancy and Co., P.L.L.C ("Clancy") as the Company's new Independent accountants. The dismissal of Berenfeld and the retention of Clancy were approved by the Company's Board of Directors.

Prior to the engagement of Clancy, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

Berenfeld's audit report on the financial statements for either of the past two years contained an unqualified audit opinion, modified as to an uncertainty regarding the ability of the Company to continue as a going concern. During the registrant's two most recent fiscal years and the subsequent interim period through July 30, 2002, preceding such dismissal, there were no disagreements with Berenfeld on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (s), if not resolved to the satisfaction of Berenfeld, would have caused it to make reference to the subject matter of the disagreement (s) in connection with its report on the Company's financial statements.

The Company has provided Berenfeld with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

ITEM 5. Other Events.

None.

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ITEM 6. Resignations of Registrant's Director's

None.

ITEM 7. Financial Statements and Exhibits.

(a) Financial Statements. None
(b) Pro Forma Financial Statements. None
(c) Exhibits.

    Exhibit 16 - Letter regarding Change in Certifying Accountant.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                e.Deal.net, Inc.


                                                             /s/ Herdev S. Rayat
                                                             -------------------
                                                      Herdev S. Rayat, President

                                                            Date: August 7, 2002